UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 20, 2023

Commission File Number: 1-13283

RANGER OIL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	23-1184320
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

16285 Park Ten Place, Suite 500
Houston Texas	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ROCC	The Nasdaq Stock Market LLC (1)

(1) The common stock, par value $0.01 per share, of Ranger Oil Corporation ceased being traded on June 20, 2023 and will no longer be listed on the Nasdaq Stock Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introductory Note

On June 20, 2023 (the “Closing Date”), Baytex Energy Corp., a company incorporated under the Business Corporations Act (Alberta) (“Baytex”), completed its previously announced merger with Ranger Oil Corporation, a Delaware corporation (“Ranger” or the “Company”), pursuant to that certain Agreement and Plan of Merger, dated as of February 27, 2023, by and between Baytex and the Company, as modified by that certain Joinder Agreement, dated as of May 3, 2023, pursuant to which Nebula Merger Sub, LLC, an indirect wholly owned subsidiary of Baytex (“Merger Sub”) agreed to be bound by the terms and conditions of such agreement as a party thereto, as amended from time to time (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing its existence as the surviving corporation (the “Surviving Company”) as an indirect wholly owned subsidiary of Baytex. The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

In connection with the Merger Agreement and pursuant to that certain Support Agreement, dated as of February 27, 2023, by and among Rocky Creek Resources, LLC, a Delaware limited liability company (“Rocky Creek”), JSTX Holdings, LLC, a Delaware limited liability company (“JSTX” and, together with Rocky Creek, the “Class B Holders”) and Baytex, the Class B Holders exercised their right to exchange all of their common units in ROCC Energy Holdings, L.P. and shares of Ranger Class B common stock, par value $0.01 per share, of the Company (the “Ranger Class B Common Stock”) for shares of Ranger Class A common stock, par value $0.01 per share, of the Company (the “Ranger Class A Common Stock” and, together with the Ranger Class B Common Stock, the “Ranger Common Stock”).

Item 1.02	Termination of a Material Definitive Agreement.

Credit Facility

In connection with the closing of the Merger, on the Closing Date, the Company terminated all outstanding commitments under that certain Credit Agreement, dated as of September 12, 2016, by and among the Company, ROCC Holdings, LLC (f/k/a Penn Virginia Holdings, LLC) the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and other parties thereto (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”). In connection with the termination of the Credit Agreement, on the Closing Date, all outstanding obligations under the Credit Agreement were paid off in full, and all liens securing such obligations and guarantees of such obligations were released.

Redemption of 9.250% Senior Note due 2026

In connection with the closing of the Merger, on the Closing Date, all of the outstanding 9.250% Senior Notes due 2026 were redeemed at a redemption price equal to 106.938% of the principal amount thereof plus accrued and unpaid interest to the Redemption Date.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note to this Current Report on Form 8-K, on June 20, 2023, Baytex completed its previously announced Merger with the Company pursuant to the terms of the Merger Agreement. At the effective time of the Merger (the “Effective Time”), each share of Ranger Class A Common Stock issued and outstanding was automatically converted into the right to receive (i) 7.49 common shares, without nominal or par value, in the capital of Baytex (the “Baytex Common Shares”) (the “Share Consideration”) and (ii) $13.31 in cash, without interest (the “Cash Consideration” and, together with the Share Consideration, the “Merger Consideration”).

The issuance of Baytex Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Baytex’s registration statement on Form F-4, as amended (File No. 333-271191), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 18, 2023. The definitive joint proxy statement/prospectus (the “Joint Proxy Statement”) included in the registration statement contains additional information about the Merger.

The foregoing description, the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement. The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Merger, shares of Ranger Class A Common Stock were listed and traded on the Nasdaq Stock Market (“NASDAQ”) under the trading symbol “ROCC.” In connection with the completion of the Merger, the Company notified NASDAQ of the Merger and that each eligible and outstanding share of Ranger Class A Common Stock was converted into the right to receive the Merger Consideration and requested that NASDAQ withdraw the listing of the Ranger Class A Common Stock. Upon the Company’s request, NASDAQ filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Ranger Class A Common Stock and the deregistration of the Ranger Class A Common Stock under Section 12(b) of the Exchange Act. The Ranger Class A Common Stock ceased being traded on June 20, 2023, and is no longer listed on NASDAQ.

In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each eligible share of Ranger Class A Common Stock was converted into the right to receive 7.49 Baytex Common Shares and $13.31 in cash, without interest.

In addition, in connection with the Merger and pursuant to the Merger Agreement, as of the Effective Time, each outstanding award issued pursuant to Ranger’s 2019 Management Incentive Plan or any inducement award agreement (collectively, the “Ranger Equity Plan”) of (i) restricted stock units subject to time-based vesting (each, a “Ranger TRSU Award”), other than those Ranger TRSU Awards held by the Company’s non-employee directors (“Director TRSU Awards”) and (ii) restricted stock units subject to performance-based vesting (each, a “Ranger PBRSU Award”), in each case, that was outstanding immediately prior to the Effective Time, was converted into time-vested awards with respect to Baytex Common Shares (“Converted Baytex TRSU Awards”) at the Closing, with the number of Baytex Common Shares subject to the Converted Baytex TRSU Awards equal to the number of shares of Ranger Common Stock subject to a Ranger TRSU Award or Ranger PBRSU Award (at maximum level of performance), as applicable, multiplied by the sum of (i) the Cash Consideration divided by the volume weighted average price of Baytex Common Shares on the New York Stock Exchange for the five consecutive trading days immediately prior to the Closing and (ii) the Share Consideration, rounded up to the nearest whole Baytex Common Share.

Any dividend equivalents that were accrued with respect to the Company TRSU Awards or Company PBRSU Awards will become payable ratably if and when such underlying Converted Baytex TRSU Award vests. Each Converted Baytex TRSU Award remains subject to the same time-vesting schedule as the corresponding Company TRSU Award or Company PBRSU Award immediately prior to the Effective Time; provided, however, that upon an involuntary termination of the holder’s employment or service by Baytex, the Company or any of their subsidiaries without “Cause” (as defined in the Company Equity Plan) or, solely with respect to a Converted Baytex TRSU Award that was converted from a Company TRSU Award or a Company PBRSU Award that had such a provision in the award agreement pursuant to which such Company TRSU Award or Company PBRSU Award (as applicable) was granted, a resignation by the holder for “Good Reason” (as defined in the applicable award agreement), in each case, that occurs on or within twelve months following the Effective Time, such awards will immediately vest in full as of such termination date.

Further, each Director TRSU Award vested in full at the Effective Time and was cancelled and converted into the right to receive, without interest, the Merger Consideration with respect to each share of Ranger Common Stock subject to such Director TRSU Award plus the amount of any dividend equivalents payable with respect to such Director TRSU Award that remained unpaid as of the Effective Time.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, at the Effective Time, the Company became an indirect wholly owned subsidiary of Baytex.

The information set forth under the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, as of the Effective Time, Darrin J. Henke, Edward Geiser, Richard Burnett, Tiffany Thom Cepak, Garrett Chunn, Kevin Cumming, Timothy Gray, Joshua Schmidt and Jeffrey E. Wojahn ceased to serve as directors of the Company. In accordance with the terms of the Merger Agreement, Jeffrey E. Wojahn and Tiffany Thom Cepak were appointed to the board of directors of Baytex, to serve as directors.

Also effective as of the Effective Time, each officer of the Company ceased his or her respective service as an officer of the Company. Julia Gwaltney who was Senior Vice President and Chief Operating Officer of the Company prior to the Closing Date, was appointed as Baytex’s Senior Vice President and General Manager, Eagle Ford Operations as of the Effective Time. Kayla Baird who was Vice President, Chief Accounting Officer and Controller of the Company prior to the Closing Date, was appointed as Baytex’s Vice President, U.S. Accounting and Corporate Services as of the Effective Time.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2023, the Company held a special meeting of the Company’s shareholders (the “Company Special Meeting”). At the Company Special Meeting, the Company’s shareholders voted on and approved (i) the Ranger Merger Proposal (as defined below), (ii) the Ranger Compensation Advisory Proposal (as defined below) and (iii) the Ranger Adjournment Proposal (as defined below, and together with the Ranger Merger Proposal and the Ranger Compensation Advisory Proposal, the “Company Proposals”).

Prior to the Company Special Meeting, the Company delivered the Joint Proxy Statement to its shareholders describing the Company Special Meeting, the Company Proposals, the Merger and related information. The Joint Proxy Statement was filed with the SEC on May 18, 2023.

At the Company Special Meeting, the Ranger Merger Proposal was approved by the affirmative vote of a majority of votes cast by Company shareholders entitled to vote thereon and present or represented by proxy at the Company Special Meeting. Further, the non-binding Ranger Compensation Advisory Proposal and the Ranger Adjournment Proposal each were approved by the number of votes cast “FOR” such proposal exceeding the votes cast “AGAINST” such proposal.

As disclosed in the Joint Proxy Statement, as of the close of business on May 17, 2023, the record date for the Company Special Meeting, there were 41,558,952 shares of Ranger Common Stock outstanding and entitled to vote consisting of 19,009,954 shares of Ranger Class A Common Stock and 22,548,998 shares of Ranger Class B Common Stock. 37,282,645 shares of Company common stock were represented in person or by proxy at the Company Special Meeting, which constituted a quorum to conduct business at the meeting. The results of the matters voted upon at the Company Special Meeting, which are more fully described in the Joint Proxy Statement, are set forth below.

Proposal No. 1: Ranger Merger Proposal

A proposal (the “Ranger Merger Proposal”) to approve the terms of the Agreement and Plan of Merger, dated as of February 27, 2023, between Ranger and Baytex, as modified by that certain Joinder Agreement, dated as of May 3, 2023, pursuant to which Merger Sub, agreed to be bound by the terms and conditions of such agreement as a party thereto (including the related plan of merger), which, among other things, provides for the combination of Ranger and Baytex through the merger of Merger Sub with and into Ranger, with Ranger continuing its existence as the surviving corporation following the company merger as an indirect wholly owned subsidiary of Baytex:

For	Against	Abstain
37,239,254	18,861	24,530

Proposal No. 2: Ranger Compensation Advisory Proposal

A proposal to approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to Ranger’s named executive officers that is based on or otherwise relates to the company merger (the “Ranger Compensation Advisory Proposal”):

For	Against	Abstain
35,607,256	1,184,996	490,393

Proposal No. 3: Ranger Adjournment Proposal

A proposal to adjourn the Company Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement at the time of the Ranger special meeting (the “Ranger Adjournment Proposal”):

For	Against	Abstain
35,116,950	1,659,797	505,898

Item 8.01.	Other Events.

On May 15, 2023, Baytex held an annual and special meeting of shareholders of Baytex (the “Baytex Special Meeting”). At the Baytex Special Meeting, the Baytex shareholders voted to approve and adopt the Merger Agreement (such proposal the “Baytex Merger Proposal,” and together with the Company Proposals, the “Proposals”).

Item 9.01.	Financial Statements and Exhibits

23.1	Agreement and Plan of Merger, dated as of February 27, 2023, by and between Baytex Energy Corp. and Ranger Oil Corporation (incorporated by reference to Exhibit 2.1 to Ranger’s Current Report on Form 8-K, filed February 28, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2023	RANGER OIL CORPORATION

	By:	/s/ Kayla Baird
Kayla Baird
Vice President, U.S. Accounting and Corporate Services